UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 17, 2006
Boykin Lodging Company
(Exact Name of Registrant as Specified in its Charter)

Ohio (State or Other Jurisdiction of Incorporation)	001-11975 (Commission File Number)	34-1824586 (IRS Employer Identification Number)

Guildhall Building, Suite 1500, 45 W. Prospect Avenue, Cleveland, Ohio (Address of Principal Executive Offices)	44115 (Zip Code)
(216) 430-1200
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 FINANCIAL INFORMATION
ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
On July 17, 2006, Boykin Marco LLC (“Boykin Marco”), a subsidiary of Boykin Lodging Company (“Boykin”), sold the Radisson Suite Beach Resort — Marco Island (“Marco Island”) in Marco Island, Florida, to Marriott Ownership Resorts, Inc., an unrelated third party, for a price of $58.0 million. The sales price for the transaction was the result of arm’s-length negotiations.
SECTION 8 OTHER EVENTS
ITEM 8.01 OTHER EVENTS
On July 18, 2006, the Company issued a press release announcing the sale, which is furnished as Exhibit 99.1 hereto.
CAUTIONARY STATEMENTS
     This report is being made in respect of a proposed merger transaction involving the Company and affiliates of Westmont Hospitality Group and Cadim, Inc., a wholly-owned subsidiary of Caisse de dépôt et placement du Québec. In connection with the transaction, the Company will file with the SEC a definitive proxy statement on Schedule 14A concerning the proposed transaction. Before making any voting or investment decision, shareholders are urged to read the definitive proxy statement carefully and in its entirety when it becomes available because it will contain important information about the proposed transaction.
     The definitive proxy statement will be mailed to the Company’s shareholders. In addition, the definitive proxy statement and other documents will be available free of charge at the SEC’s Internet Web site, www.sec.gov. The definitive proxy statement and other pertinent documents also may be obtained for free at the Company’s web site, www.boykinlodging.com.
     The Company and its executive officers and directors may be deemed, under SEC rules, to be participants in the solicitation of proxies from the Company’s shareholders with respect to the merger involving the Company. Information regarding the Company’s executive officers and directors, including their direct or indirect interest, by securities, holdings, or otherwise, is set forth in the Company’s definitive proxy statement filed with the SEC on April 25, 2006 and the Company’s preliminary proxy statement filed with the SEC on June 21, 2006.
SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(a) Financial Statements of Businesses Acquired.
     None.
(b) Pro Forma Financial Information.
The following unaudited pro forma condensed consolidated financial information for Boykin Lodging Company gives effect to the disposition of the Radisson Suite Beach Resort — Marco Island in Marco Island, Florida, as well as the receipt of proceeds from the sale as described in this Current Report on Form 8-K.
The March 31, 2006 unaudited Pro Forma Condensed Consolidated Balance Sheet presents the disposition of the Radisson Suite Beach Resort — Marco Island as if it was effective March 31, 2006. The unaudited Pro Forma Condensed Consolidated Statements of Operations for the three months ended March 31, 2006, and each of the years in the three year period ended December 31, 2005 assume the sale was effective as of the beginning of the fiscal year ended December 31, 2003.
The unaudited pro forma condensed consolidated financial information should be read in conjunction with the consolidated financial statements and related footnotes included in Boykin Lodging Company’s 2005 Annual Report on Form 10-K.
THE FOLLOWING UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL
INFORMATION IS PRESENTED FOR ILLUSTRATIVE PURPOSES ONLY AND IS NOT
NECESSARILY AN INDICATION OF THE FUTURE FINANCIAL POSITION OR RESULTS
OF OPERATIONS OF BOYKIN LODGING COMPANY.

BOYKIN LODGING COMPANY
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
AS OF MARCH 31, 2006
(unaudited, dollar amounts in thousands)

		Pro Forma Adjustments
	(a)	(b)	(c)
		Prior	Marco
	Historical	Transaction	Island	Pro Forma
Investment in hotel properties	$536,420	—	(29,393)	$507,027
Accumulated depreciation	(143,017)	—	2,142	(140,875)

Investment in hotel properties, net	393,403	—	(27,251)	366,152
Cash and cash equivalents	25,217	—	57,170 (d)	82,387
Restricted cash	7,280	—	—	7,280
Accounts receivable, net of allowance for doubtful accounts of $307	9,852	—	(638)	9,214
Inventories	1,217	—	(68)	1,149
Deferred financing costs and other, net	1,765	—	(13)	1,752
Investment in unconsolidated joint ventures	1,213	(497)	—	716
Other assets	17,469	—	(1,040)	16,429

	$457,416	(497)	28,160	$485,079

LIABILITIES AND SHAREHOLDERS’ EQUITY
Borrowings against credit facility	$37,000	—	—	$37,000
Term notes payable	105,292	—	—	105,292
Accounts payable and accrued expenses	43,907	—	(1,373)	42,534
Accounts payable to related party	1,557	—	(158)	1,399
Dividends/distributions payable	1,188	—	—	1,188
Minority interest in joint ventures	2,529	—	—	2,529
Minority interest in operating partnership	13,453	(73) (e)	4,385 (e)	17,765
SHAREHOLDERS’ EQUITY:
Preferred shares, without par value; 10,000,000 shares authorized; 181,000 shares issued and outstanding as of March 31, 2006 (liquidation preference of $45,250)	—	—	—	—
Common shares, without par value; 40,000,000 shares authorized; 17,687,567 issued and outstanding as of March 31, 2006	—	—	—	—
Additional paid-in capital	361,068	—	—	361,068
Distributions and losses in excess of income	(106,301)	(424) (e)	25,306 (e)	(81,419)
Unearned compensation — restricted shares	(2,277)	—	—	(2,277)

Total shareholders’ equity	252,490	(424)	25,306	277,372

	$457,416	(497)	28,160	$485,079

BOYKIN LODGING COMPANY
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2006
(unaudited, amounts in thousands, except for per share data)

		Pro Forma Adjustments
	(a)	(b)	(f)
		Prior	Marco
	Historical	Transaction	Island	Pro Forma
Revenues:
Hotel revenues
Rooms	$34,685	—	(3,436)	$31,249
Food and beverage	15,201	—	(627)	14,574
Other	2,129	—	(299)	1,830

Total hotel revenues	52,015	—	(4,362)	47,653
Other operating revenue	33	—	—	33
Revenues from condominium development and unit sales	1,006	—	—	1,006

Total revenues	53,054	—	(4,362)	48,692

Expenses:
Hotel operating expenses
Rooms	8,253	—	(635)	7,618
Food and beverage	10,187	—	(465)	9,722
Other direct	1,424	—	(117)	1,307
Indirect	16,268	—	(1,091)	15,177
Management fees to related party	1,748	—	(210)	1,538

Total hotel operating expenses	37,880	—	(2,518)	35,362
Property taxes, insurance and other	4,770	—	(335)	4,435
Cost of condominium development and unit sales	908	—	—	908
Real estate related depreciation and amortization	5,437	—	(224)	5,213
Corporate general and administrative	3,092	—	—	3,092

Total operating expenses	52,087	—	(3,077)	49,010

Operating income	967	—	(1,285)	(318)

Interest income	504	—	—	504
Other income	16	—	—	16
Interest expense	(2,893)	—	—	(2,893)
Amortization of deferred financing costs	(466)	—	—	(466)
Minority interest in earnings of joint ventures	(15)	—	—	(15)
Minority interest in loss of operating partnership	493	1	270	764
Equity in income of unconsolidated joint ventures	3	(9)	—	(6)

Loss before preferred dividends and gain on sale/disposal of assets	(1,391)	(8)	(1,015)	(2,414)

Preferred dividends	(1,188)	—	—	(1,188)

Loss attributable to common shareholders before gain on sale/disposal of assets	$(2,579)	$(8)	$(1,015)	$(3,602)

Loss attributable to common shareholders before gain on sale/disposal of assets
Basic	$(0.15)			$(0.20)
Diluted	$(0.15)			$(0.20)

Weighted average number of common shares outstanding
Basic	17,688			17,688
Diluted	17,956			17,956

BOYKIN LODGING COMPANY
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005
(unaudited, amounts in thousands, except for per share data)

		Pro Forma Adjustments
	(g)	(b)	(f)
		Prior	Marco
	Historical	Transaction	Island	Pro Forma
Revenues:
Hotel revenues
Rooms	$128,856	—	(9,703)	$119,153
Food and beverage	59,968	—	(1,873)	58,095
Other	15,463	—	(1,065)	14,398

Total hotel revenues	204,287	—	(12,641)	191,646
Other operating revenue	198	(49)	—	149

Total revenues	204,485	(49)	(12,641)	191,795

Expenses:
Hotel operating expenses
Rooms	32,296	—	(2,243)	30,053
Food and beverage	40,577	—	(1,737)	38,840
Other direct	5,729	—	(444)	5,285
Indirect	63,136	—	(4,087)	59,049
Management fees to related party	5,635	—	(532)	5,103

Total hotel operating expenses	147,373	—	(9,043)	138,330
Property taxes, insurance and other	16,680	—	(894)	15,786
Real estate related depreciation and amortization	22,291	(9)	(839)	21,443
Corporate general and administrative	11,664	—	—	11,664
Impairment of real estate	5,500	—	—	5,500

Total operating expenses	203,508	(9)	(10,776)	192,723

Operating income	977	(40)	(1,865)	(928)

Interest income	1,106	—	—	1,106
Other income	2	—	—	2
Interest expense	(11,586)	—	—	(11,586)
Amortization of deferred financing costs	(1,540)	—	—	(1,540)
Federal income taxes	(75)	—	—	(75)
Minority interest in loss of joint ventures	38	—	—	38
Minority interest in income of operating partnership	(620)	1,644	278	1,302
Equity in income of unconsolidated joint ventures including gain on sale	11,343	(11,014)	—	329

Loss before preferred dividends, gain on sale/disposal of assets and discontinued operations	(355)	(9,410)	(1,587)	(11,352)

Preferred dividends	(4,751)	—	—	(4,751)

Loss attributable to common shareholders before gain on sale/disposal of assets and discontinued operations	$(5,106)	$(9,410)	$(1,587)	$(16,103)

Loss attributable to common shareholders before gain on sale/disposal of assets and discontinued operations
Basic	$(0.29)			$(0.92)
Diluted	$(0.29)			$(0.92)

Weighted average number of common shares outstanding
Basic	17,567			17,567
Diluted	17,887			17,887

BOYKIN LODGING COMPANY
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004
(unaudited, amounts in thousands, except for per share data)

		Pro Forma
		Adjustments
	(h)	(f)
	Historical	Marco Island	Pro Forma
Revenues:
Hotel revenues
Rooms	$127,505	(10,226)	$117,279
Food and beverage	57,791	(2,195)	55,596
Other	10,683	(1,040)	9,643

Total hotel revenues	195,979	(13,461)	182,518
Other operating revenue	184	—	184
Revenues from condominium development and unit sales	7,541	—	7,541

Total revenues	203,704	(13,461)	190,243

Expenses:
Hotel operating expenses
Rooms	32,056	(2,330)	29,726
Food and beverage	39,310	(1,895)	37,415
Other direct	5,563	(468)	5,095
Indirect	62,743	(4,183)	58,560
Management fees to related party	5,454	(565)	4,889

Total hotel operating expenses	145,126	(9,441)	135,685
Property taxes, insurance and other	14,441	(601)	13,840
Cost of condominium development and unit sales	5,509	—	5,509
Real estate related depreciation and amortization	22,181	(816)	21,365
Corporate general and administrative	8,778	26	8,804

Total operating expenses	196,035	(10,832)	185,203

Operating income	7,669	(2,629)	5,040

Interest income	377	—	377
Other income	8	—	8
Interest expense	(13,629)	—	(13,629)
Amortization of deferred financing costs	(1,367)	—	(1,367)
Minority interest in loss of operating partnership	1,741	393	2,134
Equity in income of unconsolidated joint ventures	121	—	121

Loss before preferred dividends, gain on sale/disposal of assets and discontinued operations	(5,080)	(2,236)	(7,316)

Preferred dividends	(4,751)	—	(4,751)

Loss attributable to common shareholders before gain on sale/disposal of assets and discontinued operations	$(9,831)	$(2,236)	$(12,067)

Loss attributable to common shareholders before gain on sale/disposal of assets and discontinued operations per share
Basic	$(0.56)		$(0.69)
Diluted	$(0.56)		$(0.69)

Weighted average number of common shares outstanding
Basic	17,426		17,426
Diluted	17,553		17,553

BOYKIN LODGING COMPANY
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2003
(unaudited, amounts in thousands, except for per share data)

		Pro Forma
		Adjustments
	(h)	(f)
	Historical	Marco Island	Pro Forma
Revenues:
Hotel revenues:
Rooms	$115,812	(1,992)	$113,820
Food and beverage	53,341	(526)	52,815
Other	7,220	(204)	7,016

Total hotel revenues	176,373	(2,722)	173,651
Other operating revenue	120	—	120
Revenues from condominium development and unit sales	36,883	—	36,883

Total revenues	213,376	(2,722)	210,654
Expenses:
Hotel operating expenses:
Rooms	28,981	(627)	28,354
Food and beverage	36,917	(481)	36,436
Other direct	4,406	(131)	4,275
Indirect	56,115	(1,200)	54,915
Management fees to related party	3,976	(85)	3,891
Management fees — other	746	—	746

Total hotel operating expenses	131,141	(2,524)	128,617
Property taxes, insurance and other	13,863	(303)	13,560
Cost of condominium development and unit sales	24,645	—	24,645
Real estate related depreciation and amortization	24,030	(267)	23,763
Corporate general and administrative	8,098	(48)	8,050

Total operating expenses	201,777	(3,142)	198,635

Operating income	11,599	420	12,019

Interest income	597	—	597
Other income	28	—	28
Interest expense	(14,923)	—	(14,923)
Amortization of deferred financing costs	(1,906)	—	(1,906)
Minority interest in loss of operating partnership	1,938	(63)	1,875
Equity in loss of unconsolidated joint ventures	(133)	—	(133)

Loss before preferred dividends, gain on sale/disposal of assets and discontinued operations	(2,800)	357	(2,443)

Preferred dividends	(4,751)	—	(4,751)

Loss attributable to common shareholders before gain on sale/disposal of assets and discontinued operations	$(7,551)	$357	$(7,194)

Loss attributable to common shareholders before gain on sale/disposal of assets and discontinued operations per share
Basic	$(0.44)		$(0.41)
Diluted	$(0.44)		$(0.41)

Weighted average number of common shares outstanding
Basic	17,336		17,336
Diluted	17,470		17,470

(a)	Historical data presented reflects amounts reported on Form 10-Q for the quarterly period ended March 31, 2006 filed on May 5, 2006.

(b)	On March 30, 2005, Boykin Chicago, L.L.C., a joint venture between Boykin and AEW Partners III L.P., sold Hotel 71 in Chicago, Illinois, for a price of $95.05 million to Chicago H&S Hotel Property, LLC, an unrelated third party. Since Boykin accounts for its investment in Boykin Chicago, L.L.C. using the equity method, amounts relating to this entity or the sale of Hotel 71 have not been reclassified to discontinued operations within the historical 2005 and 2006 financial statements. Historical data for periods prior to 2005 in this Form 8-K, obtained from the Form 8-K filed on November 21, 2005, reflect this reclassification.

The necessary adjustments for this transaction are reflected within the “Prior Transaction” column within this Form 8-K.

(c)	Represents the necessary adjustments to Boykin’s historical financial statements to remove the assets and liabilities associated with Marco Island, as applicable, as well as to reflect the receipt of the sales proceeds.

(d)	Represents the net proceeds from the sale totaling approximately $57.2 million.

(e)	Reflects the estimated impact of the sales on minority interest and shareholders’ equity as if the sales took place on March 31, 2006. The actual impact of the transactions was based upon the carrying value of the assets at the time of the sales.

(f)	Reflects the adjustment to Boykin’s historical financial statements to present them as if the disposition of Marco Island had occurred on January 1, 2003. The gain or loss on the sale is not reflected in the pro forma condensed consolidated statements of operations. Boykin anticipates that the actual gain on the sale, net of minority interest, will approximate $25.3 million.

(g)	Historical data presented reflects amounts reported on Form 10-K for the year ended December 31, 2005 filed on March 15, 2006.

(h)	Historical data presented reflects amounts reported on Form 8-K filed on November 21, 2005.

(c) Exhibits.
     99.1     Boykin Lodging Company press release announcing transaction dated July 18, 2006.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BOYKIN LODGING COMPANY
By:	/s/ Shereen P. Jones

Shereen P. Jones Executive Vice President, Chief Financial and Investment Officer
Date: July 20, 2006